Exhibit 99.1

 Contact: Mark E. Secor
Chief Financial Officer
Phone: (219) 873-2611
Fax: (219) 874-9280
Date: May 4, 2017

FOR IMMEDIATE RELEASE

Horizon Announces Expansion into Central Ohio
Michigan City, Indiana  – Horizon Bancorp (NASDAQ GS: HBNC) the parent of Horizon Bank, N.A., announced that it is expanding its operating area into central Ohio by opening a loan production office located at 545 Metro Place South,  Dublin, Ohio.
Horizon’s expansion will be led by Michael Lamping, Market President of Central Ohio. This office will serve the needs of the local business community by providing a full suite of commercial products and services including business banking and treasury management.
“Horizon’s People First philosophy whereby we find talented and seasoned bankers to lead our local effort has created a great opportunity for expansion into the greater Columbus, Ohio market,” said Craig M. Dwight, CEO of Horizon Bancorp. “We are fortunate to have Michael Lamping, a long-time resident of Dublin, Ohio and former community bank President to lead Horizon’s effort in central Ohio. Michael’s initial responsibility is to open the office and recruit a seasoned banking team.  In addition, he will assist with looking for banks in Ohio to partner with Horizon going forward.”
Lamping has over 35 years of banking industry experience as both a CPA in public practice and as a President of four community banks.  Lamping stated, “I joined Horizon Bank for its successful track record, fairness to its employees and commitment to exceptional customer service.  I am looking forward to leading Horizon’s new location which complements our central Indiana locations and future expansion plans for northwest and central Ohio.”  In addition, Lamping commented, “The greater Columbus Ohio market provides considerable opportunity to grow with the market and to serve the business community with traditional banking values and experienced advisors.  Horizon’s banking philosophy and expansive product line-up aligned with seasoned local bankers is the formula for future success.”
About Horizon Bancorp
Horizon Bancorp is an independent, commercial bank holding company serving northern and central Indiana, southwest and central Michigan and central Ohio through its commercial banking subsidiary Horizon Bank, N.A.  Horizon also offers mortgage-banking services throughout the Midwest. Horizon may be reached online at www.horizonbank.com.  Its common stock is traded on the NASDAQ Global Select Market under the symbol HBNC.

--MORE--

Forward Looking Statements
This press release may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of Horizon.  For these statements, Horizon claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  Statements in this press release should be considered in conjunction with the other information available about Horizon, including the information in the filings we make with the Securities and Exchange Commission.  Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance.  The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties.  We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance.  Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.  Risks and uncertainties that could cause actual results to differ materially include risk factors relating to the banking industry and the other factors detailed from time to time in Horizon’s reports filed with the Securities and Exchange Commission, including those described in its Form 10-K.  Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Horizon does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.

#  #  #